SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Genetronics Biomedical Corporation
(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

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	[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GENERAL INFORMATION
ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
PERFORMANCE GRAPHS
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
FEES
APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
FORM 10-K AND ANNUAL REPORT
TRANSACTION OF OTHER BUSINESS
APPENDIX

August 3, 2001

     Dear Stockholder:

     This year’s annual meeting of Stockholders will be held on September 7, 2001 at 9:00 a.m. local time, at the Radisson Hotel La Jolla, 3299 Holiday Court, La Jolla, CA 92037. The phone number is (858) 452-4013.

     You are cordially invited to attend.

     The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our Stockholders are important.

A copy of Genetronics’ 2000 Annual Report is also enclosed.

The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

Grant W. Denison, Jr., President and Chief Executive Officer

GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road
San Diego, Ca 92121-1334

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD September 7, 2001

     Dear Stockholder:

     You are invited to attend the Annual Meeting of the Stockholders of Genetronics Biomedical Corporation which will be held on September 7, 2001, at 9:00 a.m. at the Radisson Hotel La Jolla, 3299 Holiday Court, La Jolla, CA 92037 for the following purposes:

1.	To elect directors. Management has nominated the following persons for election at the meeting:

Grant W. Denison, Jr.
James L. Heppell
Gordon J. Politeski
Felix Theeuwes
Tazdin Esmail

2.	To amend the 2000 Stock Option Plan.

3.	To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on August 2, 2001 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the Stockholders of record on August 2, 2001 will be available at Genetronics, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

By order of the Board of Directors,

William K. Dix, Secretary

     San Diego, California
     August 3, 2001

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road
San Diego, Ca 92121-1334

Proxy Statement for Annual Meeting of Stockholders

     The accompanying proxy is solicited by the Board of Directors of Genetronics Biomedical Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held September 7, 2001, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is August 3, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders. Unless the context requires otherwise, references to “we,” “us,” “our,” and “Genetronics” refer to Genetronics Biomedical Corporation.

GENERAL INFORMATION

     Annual Report. An annual report for the fiscal year ended March 31, 2001, is enclosed with this Proxy Statement.

     Voting Securities. Only stockholders of record as of the close of business on August 2, 2001, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 33,759,968 shares of common stock, $0.001 par value, of Genetronics, issued and outstanding. Stockholders may vote in person or in proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Genetronics’ bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of Proxies. The cost of soliciting proxies will be borne by Genetronics. In addition, Genetronics will solicit Stockholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Genetronics registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Genetronics may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a Stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of the one other proposal specified in the Notice of the meeting, and in the discretion of the proxy holders on any other matter that comes before the meeting. A Stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of Genetronics of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     Stock Ownership of Certain Beneficial Owners and Management. The table herein sets forth certain information, as of July 16, 2001, with respect to the beneficial ownership of Genetronics’ common stock by (i) all persons known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each nominee for director of Genetronics, (iii) each executive officer of Genetronics named in the Summary Compensation Table, and (iv) each associate of any of the foregoing persons.

     Accountants. Representatives of Ernst & Young LLP, the Company’s principal accountant during the preceding fiscal year, will be present at the Stockholders’ meeting, will have the opportunity to make a statement, and will be available to respond to questions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The nominees for election at the Annual Meeting of Stockholders to fill the positions on the Board of Directors are Grant W. Denison, Jr., James L. Heppell, Gordon J. Politeski, Felix Theeuwes, and Tazdin Esmail. The election of these five individuals will leave three vacancies on the Board of Directors. If elected, the nominees will serve as directors until Genetronics’ Annual Meeting of Stockholders in 2002, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

     If a quorum is present, the five nominees for the positions as directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote, except that abstentions will be counted as shares present for purposes of determining the presence of a quorum. The Board of Directors Unanimously Recommends a Vote “FOR” the Nominees Named Above.

     The table below sets forth for the nominees for election as director, certain information, as of July 16, 2001, with respect to their ages and backgrounds.

Name	Age	Title	Director Since

Grant W. Denison, Jr. (1)	52	President and CEO; Director	5/22/00

James L. Heppell (2)(3)	45	Director, Chairman of the Board	9/29/94

Gordon J. Politeski (2)(3)(4)	57	Director	5/22/97

Felix Theeuwes (3)(4)	64	Director	8/11/99

Tazdin Esmail (2)(3)	53	Director	8/7/00

(1)	Mr. Denison was appointed President and Chief Executive Officer on May 14, 2001. He resigned as a member of the Compensation and Nomination and Corporate Governance Committees on the same date.

(2)	Member of the Compensation Committee

(3)	Member of Nomination and Corporate Governance Committee

(4)	Member of the Audit Committee

     GRANT W. DENISON, JR. has been a director of our company and Genetronics, Inc. since May 2000. On May 14, 2001, he was appointed President and Chief Executive Officer. He is co-founder, Chairman and Chief Executive Officer of BioMarin Pharmaceutical Inc., Novato, California, with 25 years experience in pharmaceutical management. Prior to his present position, he served as President, Consumer Products, and as Corporate Senior Vice President, Business Development, for Searle, responsible for the general management of Searle’s consumer products business and all pharmaceutical, diagnostics and consumer licensing and development. He also served as Vice President, Corporate Planning for Searle’s parent company, Monsanto Company, during a period of major restructuring and portfolio realignment, and as President of Searle’s United States operations during a period of significant sales and earnings growth in the late 1980s. Prior to joining Searle, Mr. Denison was Vice President, International Operations for Squibb Medical Systems. He also held various management positions at Pfizer, Inc. including Vice President, Pharmaceutical Planning and Business Development, and was responsible for the formation of numerous licensing, acquisition and strategic alliances. Mr. Denison previously served on the board of Genetronics, Inc. from May 1996 to August 1998. He also serves as director of Nastech Pharmaceutical, BioMarin and BioNebraska. Mr. Denison holds an M.B.A. from Harvard Graduate School of Business Administration and an A.B. in Mathematical Economics from Colgate University.

     JAMES L. HEPPELL, L.L.B. has been a director of our company and Genetronics, Inc. since September 1994, Interim Chairman of the Board since September 1999 and Chairman of the Board since March 2001. Mr. Heppell is a founding partner at Catalyst Corporate Finance Lawyers in British Columbia. Mr. Heppell

provides corporate finance legal services to technology issuers. His expertise lies in representing biotechnology companies, instructing and carrying out cross-border financings and in dealing with the requirements of all major Canadian exchanges, as well as NASDAQ. Mr. Heppell is also director of Duran Ventures Inc., Secretary of Nucleus BioScience Inc., director and Secretary of Pheromone Sciences Corp., Secretary of Forbes Medi-Tech Inc. and director of Harmony Integrated Solutions, Inc. In addition to his LL.B., Mr. Heppell has a Bachelor of Science degree in Microbiology from the University of British Columbia.

     GORDON J. POLITESKI has been a director of our company and Genetronics, Inc. since May 1997. Mr. Politeski is currently Chief Executive Officer of UTAR Biomedical (laser systems). From August 1997 to June 1998, he was President and Chief Executive Officer of Harley Street Software (ambulatory ECG monitoring), and from April 1992 to March 1997, he was President and Chief Executive Officer of Nortran Pharmaceuticals, Inc. (cardiology). As founding President and Chief Executive Officer of Biomira, Inc., a cancer diagnostics and therapy company, Mr. Politeski took Biomira to the TSE and subsequently to the NASDAQ. He served as President and General Manager for Allergan Pharmaceuticals (ophthalmology) from 1982-1986. Mr. Politeski is currently the Chairman and a director of Pheromone Sciences Corp. (formerly Sabertooth Holdings, Inc.), a director of BCY Ventures, Inc., and of Brisbane Capital Corp and a former director of Daybreak Resources Corporation (formerly Empress Capital Corp.). Mr. Politeski is a graduate of the University of Saskatchewan and the Amos Tuck Executive Program at Dartmouth University.

     FELIX THEEUWES, Ph.D. has been a director of our company and Genetronics, Inc. since August, 1999. From 1970 to June 1999 Dr. Theeuwes held various positions within Alza Corporation, directing research, technology development and product development for a variety of controlled drug delivery systems. Dr. Theeuwes co-founded Durect Corporation where he is presently the Chairman and Chief Scientific Officer. Durect Corporation spun out from Alza Corporation focusing on the development of Pharmaceutical Systems starting with applications of the DUROS™ system technology. Dr. Theeuwes’ work at Alza led to the product introduction of the Alzet® mini osmotic pump series for animal research, and the OROS® systems series of products. He directed research in transdermal research and development, initiated the electrotransport/ ionphoresis program, and initiated the DUROS™ osmotic implant program. Dr. Theeuwes holds more than 210 United States patents covering these systems and has published more than 80 articles and chapters of books. Dr. Theeuwes is a member of the board of directors of Vinifera Inc., Tibotec Group N.V. and Durect Corporation and a member of the scientific advisory board at Antigenics. In 1993, Dr. Theeuwes completed the Stanford Executive Program at Palo Alto, California.

     TAZDIN ESMAIL has been a director of our company and Genetronics, Inc. since August 2000. Mr. Esmail is the Chairman of the Board of Directors, Chief Executive Officer and a director of Forbes Medi-Tech Inc., a company listed on the TSE and NASDAQ. He has been with Forbes Medi-Tech Inc. since March 1992. Mr. Esmail has over 20 years experience in the biomedical and pharmaceutical fields. Mr. Esmail was formerly Vice President, Medical Operations of QLT PhotoTherapeutics Inc., formerly Quadra Logic Technologies Inc., a Vancouver-based biotechnology company. In this role, he was responsible for both operations and strategic development. Prior to Quadra Logic, he was with Cyanamid Canada Inc., a subsidiary of American Cyanamid Company, in its Lederle multinational pharmaceutical division where he held several progressive senior management positions in areas such as strategic planning, sales and marketing, new product development, marketing research and management training.

     During the fiscal year ending March 31, 2001, the Board of Directors held eleven (11) meetings. All directors who are nominees for election at the meeting attended at least 75% of the meetings except for Mr. Denison.

COMMITTEES OF THE BOARD OF DIRECTORS

Nomination and Corporate Governance Committee

     The Nomination and Corporate Governance Committee identifies and recommends candidates for election to the Board of Directors. It advises the Board of Directors on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors and compensation and benefit programs for non-employee directors. The Nomination and Corporate Governance Committee also makes recommendations relating to the duties and membership of committees of the Board of Directors, recommends processes to evaluate the performance and contributions of individual directors and the Board of Directors as a whole, approves procedures designed to provide that adequate orientation and training are provided to new members of the Board of Directors, consults with the Chief Executive Officer in the process of recruiting new directors and assists in locating senior management personnel and selecting members for the scientific advisory board. The Nomination and Corporate Governance Committee has developed a policy to govern the Company’s approach to corporate governance issues and provides a forum for concerns of individual directors about matters not easily or readily discussed in a full board meeting, e.g., the performance of management. Individual directors are entitled to engage outside advisors at the expense of the Company, with the prior approval of the Nomination and Corporate Governance Committee, and with the full knowledge of management.

     The Nomination and Corporate Governance Committee will consider nominees recommended by Stockholders at the Annual Meeting.

Audit Committee

     The Audit Committee meets with our independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained and receives and considers the auditors’ comments (out of the presence of management) as to adequacy of staff and management performance and procedures in connection with the audit. During the fiscal year ending March 31, 2001, the Audit Committee met one time.

     The Board of Directors adopted a charter for the Audit Committee on June 8, 2001. A copy of that charter is attached hereto.

Compensation Committee

     The Compensation Committee makes recommendations to the Board of Directors, based upon management’s suggestions, regarding the salaries and incentive compensation for officers and key employees and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended March 31, 2001, the Compensation Committee met nine times.

Report of the Audit Committee

     The audit committee oversees Genetronics’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and our company including the matters in the written disclosures required by the Independence Standards Board.

     The committee discussed with our company’s independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission. The committee and the board have also recommended the selection of our company’s independent auditors.

Suzanne L. Wood (Chair), Gordon J. Politeski, Felix Theeuwes.

Corporate Governance

     Stewardship of the Company

     The Board of Directors has implicitly and explicitly acknowledged its responsibility for the stewardship of Genetronics in the following ways:

     Strategic Planning and Identification of Risks

     Management prepares an annual business plan for Genetronics and presents the plan to the Board of Directors for its review and comments. In connection therewith, the Board of Directors discusses various strategic matters with management and identifies business risks associated with our activities.

     Senior Management

     The Board of Directors takes responsibility for appointing those members of senior management who become our officers. Currently, the senior officers of our company are: Grant W. Denison, Jr., the President and Chief Executive Officer; Terry Gibson, the Chief Operating Officer; Mervyn J. McCulloch, the Chief Financial Officer, William K. Dix, the Secretary and Vice President, Legal Affairs, Dietmar Rabussay, the Vice President, Research & Development; Babak Nemati, the Vice President, Corporate Development, and Jack Snyder, Vice President, Regulatory, Quality, and Clinical Research.

     Communications Policy

     The Board of Directors has procedures in place to ensure effective communication between Genetronics, its shareholders, prospective investors and the public, including the dissemination of information on a regular and timely basis. Each of Grant W. Denison, Jr., James L. Heppell, Mervyn McCulloch, and William K. Dix dedicates a portion of his time to dealing with shareholders and prospective investors.

     Internal Control and Management Information Systems

     The Board of Directors is responsible for our internal control and management information systems. An audit committee of the Board of Directors meets with our auditors annually to review the audited financial statements and to review our financial reporting procedures.

     Independence from Management

     To ensure that the Board of Directors functions independently of management, we have separated the office of Chairman of the Board of Directors from that of Chief Executive Officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Since we were a foreign private issuer during the entire previous fiscal year, our directors, officers and owners of more than 10% of our common shares were exempt from the reporting requirements contained in Section 16(a) of the Securities Exchange Act.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation of our Chief Executive Officer and other executive officers in the last fiscal year whose compensation exceeded $100,000 for the last three completed fiscal years.

Summary Compensation Table

						Long-Term
						Compensation
		Annual Compensation				Securities
						Underlying		All Other
Name and Principal Position	Year	Salary($)		Bonus($)		Options/SARS(1)		Compensation(2)

Martin Nash	2001	230,789		–0	–	102,000	(3)	12,566

Former Director, President and	2000	201,808		–0	–	300,000		17,347

Chief Executive Officer(4)	1999	140,573		27,200		127,200		7,520

Terry Gibson	2001	113,077		21,000		100,000		1,939

Chief Operating Officer	2000	–0	–	–0	–	–0	–	–0	–

	1999	–0	–	–0	–	–0	–	–0	–

George M. Gill	2001	150,000		–0	–	2,000		1,038

Former Vice President, Clinical	2000	47,885		–0	–	160,000		–0	–

Research and Regulatory Affairs(5)	1999	–0	–	–0	–	–0	–	–0	–

James C. Lierman	2001	99,094		4,167		–0	–	118,008	(6)

Former Executive Vice President(7)	2000	155,769		20,834		50,000		3,798

	1999	136,500		200,000		127,000		3,072

(1)	We do not have Stock Appreciation Rights. All noted securities are options.

(2)	The noted Other Compensation includes cash contributions made by us to purchase, on the open market, our shares of common stock for the named executives’ 401(k) accounts. Also included for Mr. Nash, Mr. Gibson, and Mr. Lierman are that portion of automobile leases attributed to personal use. Additional Compensation for Mr. Nash also includes reimbursement for certain personal travel expenses authorized by the Board of Directors.

(3)	An additional grant of 50,000 options, the vesting of which was contingent upon the achievement of certain performance objectives, was cancelled before the end of the fiscal year since the performance objectives were not met. This grant is not included in the Summary Compensation Table.

(4)	On November 10, 2000, Mr. Nash resigned as Chief Financial Officer and retained his position as President and Chief Executive Officer. On May 14, 2001, Mr. Nash concluded his service as President and Chief Executive Officer. On July 10, 2001, he resigned as a Director.

(5)	On July 14, 2001, George Gill resigned as Vice President, Clinical Research and Regulatory Affairs.

(6)	Includes $111,501 of severance and other termination benefits paid to, or for the benefit of, Mr. Lierman in the fiscal year ended March 31, 2001 after his employment by the Company ended. The payments were made pursuant to a Separation Agreement.

(7)	On June 28, 2000, Mr. Lierman’s position with our company was changed to Executive Vice President and he resigned as Chief Operating Officer. On September 30, 2000, Mr. Lierman resigned as Executive Vice President.

Stock Option Grants in Last Fiscal Year

     The following table sets out stock options and stock appreciation rights granted to each named Executive Officer during the fiscal year ended March 31, 2001:

	Number of		% of Total			Potential Realizable Value
	Securities		Options/SARS			at Assumed Annual Rates of
	Underlying		Granted to	Exercise or Base		Stock Price Appreciation for
	Options/SARS		Employees in	Price	Expiration	Option Term
Name	Granted (#)(1)		Fiscal Year(2)	(U.S.$/Security)	Date	5%($)	10%($)

Martin Nash(3)	2,000	(4)	*	1.50	08/24/2010	1,887	4,781

	100,000	(5)	9.5%	1.25	11/09/2010	78,612	199,218

Terry Gibson	100,000	(6)	9.5%	1.44	08/14/2010	90,561	229,499

George M. Gill	2,000	(4)	*	1.50	08/24/2010	1,887	4,781

James C. Lierman	–0	–	—	—	—	—	—

*	less than 1%

(1)	We do not have Stock Appreciation Rights. All noted securities are options.

(2)	We granted a total of 1,055,000 options to our employees in the fiscal year ended March 31, 2001.

(3)	An additional grant of 50,000 options, the vesting of which was contingent upon the achievement of certain performance objectives, was cancelled before the end of the fiscal year since the performance objectives were not met. This grant is not included in the table. Mr. Nash concluded his service as President and Chief Executive Officer on May 14, 2001. On July 10, 2001, Mr. Nash resigned as a Director.

(4)	100% of such options vested upon the date of grant. On July 14, 2001, George Gill resigned as Vice President, Clinical Research and Regulatory Affairs.

(5)	50% of such options vested upon the date of grant with the remainder vesting equally on the first and second anniversary of the date of grant.

(6)	25% of such options vested in the year of grant with the remainder vesting equally on each of the first, second, and third anniversary of the date of grant.

Aggregated Option Exercises and Fiscal Year-End Option Values

     The following table sets forth information concerning each exercise of stock options or tandem SARs and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, provided on an aggregated basis:

				Number of Securities Underlying
	Securities		Value	Unexercised Options/SARS at				Value of Unexercised in the Money
Name of Executive	Acquired on		Realized	Fiscal Year End(1)				Options/SARS at Fiscal Year End($)
Officer	Exercise		($)	(#)Exercisable		(#)Unexercisable		($)Exercisable	($)Unexercisable

Martin Nash(7)	–0	–	N/A	476,200	(3)	175,000	(3)	(2)	(2)

Terry Gibson	–0	–	N/A	25,000	(4)	75,000	(4)	(2)	(2)

George M. Gill	–0	–	N/A	91,995	(5)	70,005	(5)	(2)	(2)

James C. Lierman	–0	–	N/A	426,975	(6)	40,025	(6)	(2)	(2)

(1)	We do not have Stock Appreciation Rights. All noted securities are options.

(2)	The closing price of our shares of common stock on the AMEX was $.77 on March 30, 2001. This price was used in the determination of the “Value of Unexercised In-the-Money Options/SARs at Fiscal Year-end.” No stock option held by a named executive was “in the money” on March 31, 2001.

(3)	20,000 options with an exercise price of $1.33; 7,000 options with an exercise price of $2.19; 25,000 options with an exercise price of $2.55; 45,000 options with an exercise price of $2.78; 25,000 options with an exercise price of $1.76; 27,200 options with an exercise price of $2.25; 100,000 options with an exercise price of $2.69; 300,000 options with an exercise price of $4.13; 2,000 options with an exercise price of $1.50; and 100,000 options with an exercise price of $1.25.

(4)	100,000 options with an exercise price of $1.44.

(5)	160,000 options with an exercise price of $2.94 and 2,000 options with an exercise price of $1.50. On July 14, 2001, George Gill resigned as Vice President, Clinical Research and Regulatory Affairs.

(6)	250,000 options with an exercise price of $1.12; 10,000 options with an exercise price of $2.55; 10,000 options with an exercise price of $2.78; 20,000 options with an exercise price of $2.12; 27,000 options with an exercise price of $2.25; 100,000 options with an exercise price of $2.69; 50,000 options with an exercise price of $2.94.

(7)	Mr. Nash concluded his service as President and Chief Executive Officer on May 14, 2001. On July 10, 2001, he resigned as a Director.

PERFORMANCE GRAPHS

     AMEX Composite Index

     The following graph compares the monthly relative returns a shareholder of Genetronics would have versus the AMEX Composite Index, assuming a $100 investment was made on December 31, 1995. The AMEX Index represents all AMEX-listed companies. The AMEX Composite Index started on December 29, 1995.

December 31	1995	1996	1997	1998	1999	2000

Genetronics	100.00	190.91	140.91	229.55	204.55	59.09

AMEX Index	100.00	104.51	130.47	141.13	169.07	179.52

     S & P Super Cap Biotechnology Index

     The following graph compares the monthly relative returns a shareholder of common shares of the Company would have versus the S & P Super Cap Biotechnology Index, assuming a $100 investment was made on December 31, 1996. The S & P Super Cap Biotechnology Index started on July 1, 1996 and is comprised of 16 biotechnology firms culled from the S & P Super Cap Index.

December 31	1996	1997	1998	1999	2000

Genetronics	100.00	73.81	120.24	107.14	30.95

S & P Super Cap Index	100.00	99.84	178.67	344.06	416.51

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

     In January 1995, we entered into an employment agreement with Martin Nash, our then Senior Vice President. Mr. Nash was appointed our President and Chief Executive Officer on September 7, 1999. Mr. Nash’s employment agreement has a one year term with automatic renewal unless 60 days prior notice is provided. Such agreement was amended on January 9, 1996, March 1, 1997 and January 15, 1999 and pursuant to a Board resolution as of September 7, 1999, Mr. Nash received an annual salary of $220,000. A 5% increase in cost of living was granted to Mr. Nash by the Board effective April 1, 2000. Mr. Nash was also eligible to receive an annual bonus of up to 20% of his annual salary, based on meeting certain performance objectives, payable within 90 days of the end of our fiscal year.

     Pursuant to his employment agreement, upon termination of Mr. Nash’s employment for the following reasons: (i) we decide not to renew the employment agreement; (ii) we terminate his employment; or (iii) if without his written consent, we change his duties or responsibilities and he terminates his employment with 6 months written notice, then we must pay to him two months of his annual salary for each full year of service under the agreement, such payment to be for no shorter time period than for six months and he shall be entitled to all other benefits that he would have been entitled to as an employee. In addition, pursuant to the terms of the employment agreement between Genetronics and Mr. Nash, in recognition of the fact that he required the use of a car in the performance of his duties, we paid the lease payment, the insurance, maintenance, and repair costs for his car. That portion of costs associated with personal usage of his car is considered compensation to Mr. Nash.

     On May 14, 2001, Mr. Nash concluded his service as President and Chief Executive Officer. On July 10, 2001, he resigned as a Director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is responsible for determining the compensation of the executive officers of our company. The members of the Compensation Committee for the fiscal year ended March 31, 2001 were James L. Heppell (Chair), Gordon J. Politeski, Gordon Blankstein, Grant W. Denison, Jr., and Tazdin Esmail. No member of the Compensation Committee is a former or current officer or employee of the Company. No officers of the Company serve or have ever served on the board of directors or compensation committees of entities at which board members of the Company’s board or Compensation Committee serve or have served as officers. Mr. Denison resigned as a member of the Compensation Committee on May 14, 2001.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation programs of our company are designed to reward performance and to be competitive with the compensation agreements of other biomedical companies. The Compensation Committee of the Board of Directors of our company evaluates each executive officer position to establish skill requirements and levels of responsibility. The Compensation Committee, after referring to information from other corporations and public data, determines the compensation for the executive officers.

     The compensation programs of our company are designed to reward performance and to be competitive with the compensation agreements of other biomedical companies. The Compensation Committee of the Board of Directors of our company evaluates each executive officer position to establish skill requirements and levels of responsibility. The Compensation Committee, after referring to information from other corporations and public data, determines the compensation for the executive officers.

     Objectives

     The primary objectives of our executive compensation program are to enable us to attract, motivate and retain qualified individuals and to align their success with that of our stockholders through the achievement of strategic corporate objectives and the creation of stockholder value. The level of compensation paid to each executive is based on the executive’s overall experience, responsibility and performance. Executive officer compensation is composed of salary, bonuses and the opportunity to receive options granted under our Stock Option Plan.

     Salary

     Salary ranges are determined following a review of the market data for similar positions in corporations of a comparable size and type of operations to our company. The salary for each executive officer is largely determined by the terms of the officer’s employment agreement with us.

     Bonuses

     Our company may provide annual incentive compensation to the executive officers through bonus arrangements. Awards are contingent upon the achievement of corporate and individual objectives determined by our Compensation Committee.

     Stock Option Plan

     The executive officers may be granted incentive stock options or non-incentive stock options under our 2000 Stock Option Plan. In previous years stock options or non-incentive stock options were granted under the 1995 and 1997 Stock Option Plans, which we discussed in Note 11 to the consolidated financial statements.

     Compensation of President and Chief Executive Officer

     The Committee considers with particular care the compensation of our Chief Executive Officer, and recommends such compensation for Board approval. Mr. Martin Nash was appointed our President and Chief Executive Officer on September 7, 1999. His base salary was increased on November 12, 1999, from $165,000 to $220,000, retroactive to September 7, 1999, as a result of his evaluated performance and promotion. The Committee granted Mr. Nash a 5% cost of living increase effective April 1, 2000. On May 14, 2001, Mr. Nash concluded his service as President and Chief Executive Officer. On July 10, 2001, he resigned as a Director.

     James L. Heppell (Chair), Gordon J. Politeski, Tazdin Esmail, Gordon Blankstein.

COMPENSATION OF DIRECTORS

     Outside directors of Genetronics are paid a fee of $1,000 per day for each board or committee meeting a director attends in person; a director participating telephonically is paid $500 per day for each such meeting. In addition, each of the outside directors may receive an annual grant of an option to purchase shares of Genetronics’ common stock. In the last completed fiscal year, the outside directors were granted options to purchase shares of common stock in lieu of receiving the above fees. In addition grants were made to new directors joining the board. Inside directors do not receive separate compensation for their participation in board or committee meetings. We pay all reasonable expenses associated with directors’ attendance at, and participation in, board and committee meetings, and other company business to which a director attends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of July 16, 2001 with respect to the beneficial ownership of Genetronics’ common stock by (i) all persons known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each nominee for director of Genetronics, (iii) each executive officer of Genetronics named in the Summary Compensation Table, and (iv) each associate of any of the foregoing persons.

	Amount and Nature
	of Beneficial	Percent of Class of
	Ownership of Shares	Shares of Common
Beneficial Owner of Shares of Common Stock(1)	of Common Stock(2)	Stock(2)

Foreign & Colonial Bank	3,450,000	10.22%

The Exchange House

Primrose Street

London, EC2A2NY

Lois J. Crandell (3)	3,243,788	9.43%

Günter A. Hofmann (4)	3,243,788	9.43%

Park Place Capital Limited	1,913,233	5.67%

25 St. James Street

London, England SW1A 1HA

Johnson & Johnson Development Corporation	2,242,611	6.64%

One Johnson & Johnson

Plaza, New Brunswick, New Jersey

Smallcap World Fund Inc.	2,090,000	6.19%

333 South Hope Street

55th Floor

Los Angeles, CA 90071

James L. Heppell (5)	129,500	*

Gordon J. Politeski (6)	135,000	*

Felix Theeuwes (7)	157,000	*

Grant W. Denison, Jr. (8)	225,000	*

Tazdin Esmail (9)	60,000	*

	Amount and Nature
	of Beneficial	Percent of Class of
	Ownership of Shares	Shares of Common
Beneficial Owner of Shares of Common Stock(1)	of Common Stock(2)	Stock(2)

Terry Gibson (10)	50,000	*

Martin Nash (11)	913,661	2.67%

James C. Lierman (12)	437,685	1.28%

George M. Gill (13)	105,327	*

All Executive Officers and Directors as a group (14)	2,213,173	6.25%

(9 persons)

*	less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of our company at 11199 Sorrento Valley Rd., San Diego, California 92121.

(2)	Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants exercisable within 60 days of July 16, 2001 are deemed outstanding for computing the percentage of the person or entity holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 33,759,968 shares of our common stock outstanding as of July 16, 2001.

(3)	Includes 309,825 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001. Also includes 2,453,899 shares and options owned by Günter A. Hofmann, Ms. Crandell’s husband. Ms. Crandell disclaims beneficial ownership of Dr. Hofmann’s shares.

(4)	Includes 337,200 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001. Also includes 788,889 shares and options owned by Lois J. Crandell, Dr. Hofmann’s wife. Dr. Hofmann disclaims beneficial ownership of Ms. Crandell’s shares.

(5)	Includes 110,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001, 200 shares owned by Free Spirit Investments Ltd., which is owned 50% by Mr. Heppell and 50% by his wife, and 200 shares owned by Full Moon Law Corporation, which is also owned 50% by Mr. Heppell and 50% by his wife.

(6)	Includes 135,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

(7)	Includes 85,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

(8)	Includes 225,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

(9)	Includes 60,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

(10)	Includes 50,000 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

(11)	Includes 456,200 shares of common stock issuable pursuant to options exercisable within 60 days of May 10, 2001. Mr. Nash concluded his service as President and Chief Executive Officer on May 14, 2001. He resigned as a Director on July 10, 2001.

(12)	Includes 437,685 shares of common stock issuable pursuant to option exercisable within 60 days of July 16, 2001. He resigned as Executive Vice President on September 30, 2000.

(13)	Includes 105,327 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001. He resigned as Vice President Clinical Research and Regulatory Affairs on July 14, 2001.

(14)	Includes 1,664,212 shares of common stock issuable pursuant to options exercisable within 60 days of July 16, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As described in Note 17 to the Financial Statements, we incurred legal fees charged by the law firm of Catalyst Corporate Finance Lawyers in Vancouver, British Columbia, Canada, in the amount of $239,225 in the year ended March 31, 2001. James L. Heppell, a partner of that law firm, is the Chairman of our Board of Directors.

     We also incurred accounting and administrative fees charged by Wood & Associates of Vancouver, British Columbia, Canada, in the amount of $28,780 in the year ended March 31, 2001. Suzanne Wood, the Principal of Wood & Associates, is a director of Genetronics.

     On December 6, 1999, we entered into Separation Agreements with each of Günter Hofmann, Ph.D., the former Chief Scientific Officer and Chairman of the Board, and Lois Crandell, the former President and Chief Executive Officer. Pursuant to the terms of the Separation Agreement with Dr. Hofmann, during the fiscal year ended March 31, 2001, we paid $170,445 of severance and other termination payments to, or on behalf of, Dr. Hofmann. Pursuant to the terms of the Separation Agreement with Ms. Crandell, during the fiscal year ended March 31, 2001, we paid $115,935 of severance and other termination payments to, or on behalf of, Ms. Crandell.

FEES

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of Genetronics’ annual consolidated financial statements for the fiscal year ended March 31, 2001, and the review of the consolidated financial statements included in Genetronics’ Forms 10-Q for the fiscal year ended March 31, 2001 were $98,856.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Ernst & Young LLP to Genetronics for financial information systems design and implementation for the fiscal year ended March 31, 2001.

     All Other Fees. The aggregate fees billed to Genetronics for all other services rendered by Ernst & Young LLP for the fiscal year ended March 31, 2001, including accounting and tax consultations and audits were $91,782.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

     The Board of Directors adopted the 2000 Stock Option Plan, as of July 31, 2000 (the “2000 Plan”). The following is a summary of the proposed amendments to the 2000 Plan which were adopted by the Compensation Committee of the Board of Directors on June 8, 2001, subject to stockholder approval:

     Section 10 of the 2000 Plan has been amended to provide that an option will terminate:

(a)	where the optionee is terminated for just cause, immediately upon such date of termination for just cause, rather than 30 days after the termination; and

(b)	where the optionee is terminated for reasons other than just cause,

(i)	in the case of an outside director, one year rather than 60 days after termination, or

(ii)	in the case of persons holding any other position(s) with the Company, 90 days rather than 60 days after termination.

     The amendment was made to ensure that employees terminated for just cause (guilty of fraud, dishonesty, negligence, or other material breach) were not given an opportunity to exercise their options after termination, and that other individuals not terminated for just cause were allowed the maximum time permitted by regulatory rules to exercise after termination.

Summary of the Provisions of the 2000 Stock Option Plan

     The following summary of the 2000 Plan is qualified in its entirety by the specific language of the 2000 Plan, a copy of which is available to any stockholder upon request.

     General. The 2000 Plan provides for the grant of Incentive Stock Options (“ISOs”) and nonstatutory stock options. As of July 16, 2001, Genetronics had outstanding options under the 2000 Plan to purchase an aggregate of 2,059,750 shares at a weighted average exercise price of $1.33 per share. As of July 16, 2001, options to purchase 3,250 shares of Genetronics Common Stock granted pursuant to the 2000 Plan had been exercised, and there were 1,208,311 shares of Genetronics Common Stock available for future grants under the 2000 Plan. During the fiscal year ended March 31, 2001, (i) Messrs. Terry Gibson, George Gill, and Martin H. Nash were granted options to purchase 100,000 shares, 2,000 shares, 152,000 shares, respectively; (ii) all current executive officers as a group were granted options to purchase an aggregate of 427,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 329,000 shares. During the fiscal year ended March 31, 2001, the following options were granted under the 2000 Plan to directors who are not executive officers, or to associates of any director, executive officer or Board nominee of Genetronics.

Number of shares
Name	granted for purchase

Felix Theeuwes	50,000

Suzanne L. Wood	50,000

Tazdin Esmail	60,000

James L. Heppell	50,000

Gordon Blankstein	50,000

Gordon J. Politeski	50,000

Grant Denison	25,000

     The following persons were granted 5% or more of the total amount of options granted under the 2000 Plan during the year ended March 31, 2001:

Name	Number of Shares	Percentage

Babak Nemati	102,000	6.9%

Gerard Seroussi	120,000	8.2%

Martin H. Nash	152,000	10.3%

Mervyn J. McCulloch	100,000	6.8%

Terry Gibson	100,000	6.8%

Ken Dix	100,000	6.8%

     Shares subject to the 2000 Plan. Currently, a maximum of 7,400,000 shares of the authorized but unissued or reacquired Common Stock of Genetronics may be issued pursuant to the 2000 Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of Genetronics, appropriate adjustments will be made to the shares subject to the 2000 Plan, and to outstanding options. To the extent any outstanding option under the 2000 Plan expires or terminates prior to exercise in full or if Genetronics repurchases shares issued upon exercise of an option, the shares of Common Stock for which that option is not exercised or the repurchased shares are returned to the 2000 Plan and will again be available for issuance under the 2000 Plan.

     Administration. The Compensation Committee of the Board administers the 2000 Plan. With respect to the participation of individuals whose transactions in Genetronics’ equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the 2000 Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2000 Plan, the Compensation Committee determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an ISO or a nonstatutory stock option, the terms of vesting and exercisability of each option, including the effect thereon of an optionee’s termination of service, the type of consideration to be paid to Genetronics upon exercise of an option, the duration of each option, and all other terms and conditions of the options. Accordingly, future grants under the 2000 Plan are not yet determinable.

     Eligibility. Generally, all employees, directors and consultants of Genetronics or of any present or future parent or subsidiary corporations of Genetronics are eligible to participate in the 2000 Plan. In addition, the 2000 Plan also permits the grant of options to prospective employees, consultants and directors in connection with written offers of employment or engagement. As of March 30, 2001, Genetronics had eighty employees, including three executive officers and eight directors. Any person eligible under the 2000 Plan may be granted a nonstatutory option. However, only employees may be granted ISOs.

     Terms and conditions of options. Each option granted under the 2000 Plan is evidenced by a written agreement between Genetronics and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2000 Plan. The exercise price per share must equal at least the fair market value of a share of Genetronics’ Common Stock on the date of grant of an ISO and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Genetronics or any parent or subsidiary corporation of Genetronics, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of Genetronics’ Common Stock on the date of grant. The fair market value of Genetronics’ Common Stock is based on the trading price of Genetronics’ shares on the American Stock Exchange, the fair market value as of July 30, 2001 was $0.90 per share.

     Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of Genetronics’ Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any lawful method approved by the board or by any combination of these. The Compensation Committee may nevertheless restrict the forms of payment permitted in connection with any option grant.

     The Compensation Committee will specify when options granted under the 2000 Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service.

     Change in control. Upon a change in control, as defined in the 2000 Plan, the Compensation Committee may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the 2000 Plan. To the extent that the options outstanding under the 2000 Plan are not assumed, substituted for, or exercised prior to such event, generally, they will terminate.

     Termination or amendment. Unless sooner terminated, no ISOs may be granted under the 2000 Plan after July 30, 2010. The Board may terminate or amend the 2000 Plan at any time, but, no amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option’s status as an ISO or is necessary to comply with any applicable law.

Summary of federal income tax consequences of the 2000 Plan

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2000 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     ISOs. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, Genetronics will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the exercise date, and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Generally, for federal income tax purposes, Genetronics should be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory stock options. Options not designated or qualifying as ISOs will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. No tax deduction is available to Genetronics with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. Genetronics generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote Required and Board of Directors’ Recommendation

     The Toronto Stock Exchange Rules require that any material change to the 2000 Plan be approved by the affirmative vote of a majority of the votes cast at the Meeting, other than the votes attaching to shares beneficially owned by insiders of the Company to whom options may be issued pursuant to the Plan, or their associates. Accordingly, such insiders and their associates will abstain. The Board believes that the proposed amendment of the 2000 Stock Option Plan is in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of this proposal to amend the 2000 Stock Option Plan, and the non-abstaining stockholders of the Company will be asked to pass the following resolution:

     “BE IT RESOLVED THAT the amendment to the 2000 Stock Option Plan, as set out in the Proxy Statement of the Company dated August 3, 2001, be approved.”

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

     Under the Company’s bylaws, in order for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be received at the Company’s principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year’s proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

     The next annual general meeting of stockholders is scheduled to be held in May 2002. Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 11199 Sorrento Valley Road, San Diego, California 92121-1334, no later than December 31, 2001. Such stockholder proposals may also be included in the Company’s proxy statement if they satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

FORM 10-K AND ANNUAL REPORT

     The Company filed an annual report on Form 10-K with the Securities and Exchange Commission on or about May 18, 2001. Stockholders may obtain a copy of this report, without charge. Requests should be made to the Corporate Secretary of the Company at the Company’s offices located at 11199 Sorrento Valley Road, San Diego, CA 92121-1334. The Company’s annual report to stockholders for the year ended March 31, 2001 is enclosed herewith. The annual report is not incorporated into this proxy statement and is not considered proxy material.

TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

William K. Dix, Secretary

     August 3, 2001

APPENDIX

AUDIT COMMITTEE CHARTER
OF
GENETRONICS BIOMEDICAL CORPORATION

ADOPTED BY BOARD: JUNE 8, 2001

     The Audit Committee (the “Committee”) of the Board shall be a standing committee and shall be responsible for oversight of all account reporting, financial and internal control practices of the Company and its subsidiaries. The Committee shall report to the Board and its primary function shall be to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of internal and independent auditing relative to these activities. The Committee shall have the authority to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

     The Committee shall:

     1.     Provide for an open avenue of communications between the independent accountants, management and the Board and, at least once annually, meet with the independent accountants in private session.

     2.     Review the qualifications and evaluate the performance of the independent auditors and make recommendations to the Board regarding the selection, fee arrangements, appointment or termination of the independent auditors. The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

     3.     Receive and review on an annual basis a formal written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as the same may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take appropriate action to oversee the independence of the independent auditors.

     4.     Review and approve the independent auditors’ annual engagement letter.

     5.     Review with the independent auditors (a) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (b) results of their audit, including a letter of recommendations for management (c) their evaluation of the adequacy of the system of internal controls, (d) significant areas of disagreement, if any, with management and (e) cooperation received from management in the conduct of the audit.

     6.     Review significant accounting, reporting, regulatory or industry developments affecting the Company.

     7.     Discuss with management and the independent accountants any issues regarding significant business risks or exposures and assess the steps management has taken to minimize such risk.

     8.     Review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders and make a recommendation to the Board as to

1

the form and content of the audited financial statements to be included in the Company’s Annual Report on Form 10-K. Review with management the financial statements to be included in the Company’s quarterly reports to shareholders and Form 10-Qs and ensure compliance by the auditors with SAS No. 71, as the same may be modified or supplemented.

     9.     Discuss with the independent auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented.

     10.     Approve the Report of Committee to be included in the Company’s Proxy Statement for its Annual Meeting of Shareholders.

     11.     Ascertain that significant matters identified as a result of interim review procedures have been brought to the attention of the Committee.

     12.     Perform such other functions as assigned by law, the Company’s bylaws or as the Board deems necessary and appropriate.

     MEMBERSHIP

     13.     The membership of the Committee shall be:

(a) appointed by the Board,

(b) composed entirely of directors who are unrelated and outside, as defined by the Toronto Stock Exchange and independent, as defined by the American Stock Exchange, as determined by the Board, and

(c) consist of at least three members each of whom shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee.

     MEETINGS

     14.     The Committee meets quarterly and otherwise as required. Minutes will be recorded and reports of Committee meetings will be presented at the next regularly scheduled Board meeting.

     CHARTER REVIEW AND APPROVAL

     15.     This Committee Charter shall be reviewed, reassessed and approved by the Board annually and shall be included with the Company’s proxy statement at least once every three years.

2

GENETRONICS BIOMEDICAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Grant W. Denison, Jr., President and Chief Executive Officer and a director of the Company and James L. Heppell, Chairman of the Board and a director of the Company and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Genetronics Biomedical Corporation held of record by the undersigned as of August 2, 2001, at the Annual Meeting of Stockholders to be held on September 7, 2001, or any adjournment thereof.

1.	Election of Directors:

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ] AGAINST all nominees

(INSTRUCTIONS: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME)

Grant W. Denison, Jr.
James L. Heppell
Gordon J. Politeski
Felix Theeuwes
Tazdin Esmail

2.	To amend the 2000 Stock Option Plan.

[ ] FOR

[ ] AGAINST

[ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES AND FOR AMENDING THE 2000 STOCK OPTION PLAN. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership, please sign in partnership name by authorized person.

Dated:

, 2001

Signature

Signature if held jointly

Print Name

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR MAIL BY FIRST-CLASS MAIL TO:

     Genetronics Inc.

     11199 Sorrento Valley Road
     San Diego, CA 92121-1334
     ATTN: Pat Recame